Earnings per share	12 Months Ended
Mar. 31, 2025
Earnings Per Share [Abstract]
Earnings per share
12. Earnings per share:
Basic and diluted earnings per share (“EPS”) are presented on the face of the consolidated statements of income. Basic EPS is calculated by dividing net income attributable to NHI shareholders by the weighted average number of NHI shares outstanding during the year. The calculation of diluted EPS is similar to basic EPS, except that the weighted average number of NHI shares is adjusted to reflect all dilutive instruments where NHI shares is potentially deliverable during the year. In addition, net income attributable to NHI shareholders is adjusted for any change in income or loss that would result from the assumed conversion of dilutive instruments issued by subsidiaries and affiliates.

The following table presents a reconciliation of net income amounts and the numbers of NHI shares used in the calculation of net income attributable to NHI shareholders per share in order to calculate basic and diluted earnings per share amounts for the years ended March 31, 2023, 2024 and 2025.

	Millions of yen except per share data presented in yen
	Year ended March 31
	2023	2024	2025
Basic —
Net income attributable to NHI shareholders	¥92,786	¥165,863	¥340,736

Weighted average number of NHI shares outstanding	3,006,744,201	3,017,128,412	2,955,204,882

Net income attributable to NHI shareholders per share	¥30.86	¥54.97	¥115.30

Diluted —
Net income attributable to NHI shareholders	¥92,606	¥165,701	¥340,463

Weighted average number of NHI shares outstanding	3,114,313,612	3,144,540,974	3,066,458,811

Net income attributable to NHI shareholders per share	¥29.74	¥52.69	¥111.03

Net income attributable to NHI shareholders was adjusted to reflect the decline in Nomura’s equity share of earnings of subsidiaries and affiliates for the years ended March 31, 2023, 2024 and 2025 arising from options to purchase common stock issued by subsidiaries and affiliates.
The weighted average number of shares used in the calculation of diluted EPS reflects the potential issuance of NHI shares arising from stock-based compensation plans which grant Stock Acquisition Rights and Restricted Stock Units (“RSUs”) by the Company and affiliates, which would have minimal impact on EPS for the years ended March 31, 2023, 2024.
For the year ended March 31 2025, in addition to the potential issuances above stock-based compensation plans, the potential issuances from newly issued Performance-based stock units (“PSUs”) are reflected to the calculation of diluted EPS, which would have minimal impact on EPS.
Antidilutive stock options and other stock-based compensation plans to purchase 7,147,000
,
1,805,200
and nil of NHI shares were not included in the computation of diluted EPS for the years ended March 31, 2023, 2024 and 2025, respectively.
Subsequent Events
On April 25, 2025, the Company adopted a resolution to set up a share buyback program. See Note 17 “
Shareholders’ equity
” for further information.
On May 15, 2025, the Company adopted a resolution to grant RSUs and PSUs. See Note 14 “
Deferred compensation awards
” for further information.